UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2012 Series C 5.25% Junior Subordinated Debentures due 2062	DTQ	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

6.50% Corporate Units	DTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2019, the Board of Directors of DTE Energy Company (the “Company” or “DTE Energy”) elected Gerardo Norcia, DTE Energy’s President and Chief Operating Officer, as President and Chief Executive Officer, effective July 1, 2019. Mr. Norcia was also elected to the Company’s Board of Directors effective June 23, 2019. Gerard M. Anderson, DTE Energy Chairman and Chief Executive Officer was named DTE Energy Executive Chairman and will remain a full-time employee and director of the Company. Mr. Norcia, 56, has served as President and Chief Operating Officer of DTE Energy since 2016. Mr. Norcia has also served in various positions at the Company since 2002, including service as President and Chief Operating Officer of DTE Electric, President and Chief Operating Officer of DTE Gas and President and Chief Operating Officer of Gas Storage and Pipelines.
Effective July 1, 2019, Mr. Norcia will receive a $292,500 increase in base salary. In addition, his Annual Incentive Plan target percentage will increase from 100% to 120% and his Long-Term Incentive Plan target percentage will increase from 350% to 450%. Mr. Norcia will also receive a combination of performance shares (70%) and restricted shares (30%) with a grant date fair value of $1,500,000 which are subject to cliff vesting in 3 years. More information about the Annual Incentive and Long-Term Incentive Plans may be found in the Company’s 2019 Proxy Statement.
Effective July 1, 2019, Mr. Anderson will receive a $601,500 decrease in base salary. In addition, his Annual Incentive Plan target percentage will decrease from 125% to 100% and his Long-Term Incentive Plan target percentage will decrease from 500% to 250%.
A copy of the Company's press release announcing the changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
    99.1 Press Release of DTE Energy Company dated June 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019

DTE ENERGY COMPANY (Registrant)

/s/ Lisa A. Muschong Lisa A. Muschong Vice President Corporate Secretary and Chief of Staff